John Hancock Funds II

Capital Appreciation Fund (the fund)

Supplement dated June 26, 2019, to the current prospectus (the prospectus), as may be supplemented

Effective July 1, 2019, under “Appendix A: Schedule of Management Fees” the disclosure regarding the fund’s management fee schedule is revised and restated as follows:

Average daily net assets ($)	Annual rate (%)*
First $500 million	0.800%
Next $500 million	0.700%
Excess over $1 Billion	0.670%

* The fee schedule above became effective July 1, 2019.

You should read this supplement in conjunction with the prospectus and retain it for future reference.